Supplement dated August 20, 2015, to the following prospectuses:

American Beacon S&P 500 Index Fund
Prospectus dated April 30, 2015

American Beacon Small Cap Index Fund
American Beacon International Equity Index Fund
Prospectus dated April 30, 2015

American Beacon Emerging Markets Fund
American Beacon High Yield Bond Fund
American Beacon Intermediate Bond Fund
American Beacon Short-Term Bond Fund
Prospectuses dated February 27, 2015

American Beacon Zebra Global Equity Fund
Prospectus dated December 29, 2014

On August 6, 2015, the Board of Trustees ("Board") of American Beacon Funds approved a plan to liquidate and terminate the American Beacon S&P 500 Index Fund, American Beacon Small Cap Index Fund, American Beacon International Equity Index Fund, American Beacon Emerging Markets Fund, American Beacon High Yield Bond Fund, American Beacon Intermediate Bond Fund, American Beacon Short-Term Bond Fund and American Beacon Zebra Global Equity Fund (each, a "Fund" and collectively, the "Funds"), upon the recommendation of American Beacon Advisors, Inc. ("Manager"), the Funds' investment manager. After considering information provided by the Manager, the Board concluded that, with respect to each Fund, except American Beacon Zebra Global Equity Fund, due to large redemptions which are expected to occur by the end of 2015 that will substantially reduce the Fund's asset size, it will no longer be practicable for the Manager to operate the Fund in an economically viable manner. With respect to the American Beacon Zebra Global Equity Fund, the Board concluded that, due to the Fund's small asset size, it will no longer be practicable for the Manager to operate the Fund in an economically viable manner. Accordingly, the Board determined that it would be in the best interests of each Fund and its shareholders to liquidate and terminate the Fund.
In anticipation of the liquidation, effective immediately, each Fund is closed to new shareholders.   To prepare for the liquidation of the Funds, a Fund's manager and/or sub-advisor(s), as applicable, may need to increase the portion of the Fund's assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests.  As a result, the Funds will no longer be pursuing their respective investment objectives.  In addition, each Fund, except American Beacon High Yield Bond Fund, American Beacon Intermediate Bond Fund, and American Beacon Short-Term Bond Fund, may invest a significant portion of its assets in index futures contracts to maintain exposure to the equity markets, while preserving liquidity.  Each Fund will distribute cash and/or assets (to certain institutional investors) pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares on or about November 30, 2015.  However, the distribution for the AMR class shares of American Beacon Emerging Markets Fund will occur on or about December 31, 2015 (each, a "Liquidation Date").  These distributions are taxable events.  Once the distribution is complete, each Fund will terminate.
Please note that, with the exception of the AMR class, you may exchange your shares of a Fund at net asset value at any time prior to the Liquidation Date for shares of the same class of another American Beacon Fund.  You also may redeem your shares of a Fund at any time prior to the Liquidation Date.  No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions.  In general, exchanges and redemptions are taxable events for shareholders.

In connection with the liquidation, a Fund may declare taxable distributions of its net investment income and net capital gain in advance of its regular distribution schedule.
If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund's liquidation and determine its tax consequences.
 For more information, please contact us at 1-800-658-5811, Option 1.

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